                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K




                            CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report:  May 20, 1997


                             Washington Mutual, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)

                                   Washington
             ------------------------------------------------------

    0-25188                                                    91-1653725
--------------------------------------------------------------------------------
Commission File Number                                    IRS Identification No.

          1201 Third Avenue, Seattle, Washington              98101
--------------------------------------------------------------------------------
          Address of Principal Executive Office            Postal Code

                                  206-461-2000
             ------------------------------------------------------
                Registrant's telephone number including area code

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                    PRO FORMA COMBINED FINANCIAL INFORMATION
                                  (UNAUDITED)

     The pro forma combined financial data set forth herein give effect to the merger of Washington Mutual Inc. ("Washington Mutual") and Great Western Financial Corporation ("Great Western") as if the merger had been consummated on January 1, 1994 for income statement information and December 31, 1996 for balance sheet information. The pro forma combined unaudited consolidated statement of financial position as of March 31, 1997 and December 31, 1996 and the pro forma combined unaudited consolidated statements of income for the three months ended March 31, 1997 and 1996 and the three years ended December 31, 1996 are based upon the historical consolidated financial statements of Washington Mutual and Great Western as previously filed with the Commission under the Exchange Act, and should be read in conjunction with those consolidated financial statements and related notes. These combined unaudited pro forma condensed financial statements are not necessarily indicative of the operating results that would have been achieved had the Washington Mutual/Great Western Merger been consummated as of the beginning of the periods presented and should not be construed as representative of future operating results.
These combined unaudited pro forma condensed financial statements give effect to the Washington Mutual/Great Western Merger by combining the results of operations of Washington Mutual and Great Western using the "pooling-of-interests" method of accounting.

                        PRO FORMA COMBINED CONSOLIDATED
                        STATEMENT OF FINANCIAL POSITION

                                                                     MARCH 31, 1997
                                      ---------------------------------------------------------------------------
                                                                           PRO FORMA
                                                                         ADJUSTMENTS(1)               PRO FORMA
                                      WASHINGTON       GREAT       --------------------------         INCLUDING
                                        MUTUAL        WESTERN       DEBIT      CREDIT    REF.       GREAT WESTERN
                                      -----------   ------------   --------   --------   ----       -------------
                                                                (DOLLARS IN THOUSANDS)
                                                                      (UNAUDITED)
ASSETS
Cash and cash equivalents............ $   532,643   $    890,086   $          $145,000     1(b)      $ 1,185,729
                                                                                92,000     1(b)
Trading account securities...........       2,804             --                                           2,804
Available-for-sale securities........   8,942,084      7,539,828                                      16,481,912
Held-to-maturity securities..........   2,807,352      1,554,197                                       4,361,549
Loans, net of the allowance for loan
  losses.............................  32,018,457     30,999,178               100,000     1(b)       62,917,635
Loans held for sale..................     212,506        211,675                                         424,181
REO and other real estate............      94,498        115,149                                         209,647
Premises and equipment...............     495,186        525,178               106,000     1(b)          914,364
Goodwill and other intangible
  assets.............................     130,698        277,016                                         407,714
Other assets.........................     814,922        765,596                                       1,580,518
                                      -----------    -----------   --------   --------               -----------
         Total assets................ $46,051,150   $ 42,877,903   $     --   $443,000               $88,486,053
                                      ===========    ===========   ========   ========               ===========
LIABILITIES
Deposits:
  Checking accounts.................. $ 3,164,935   $  4,525,698   $          $                      $ 7,690,633
  Savings and money market
    accounts.........................   7,121,545      7,231,742                                      14,353,287
  Time deposit accounts..............  14,012,013     16,400,891                                      30,412,904
                                      -----------    -----------   --------   --------               -----------
         Total deposits..............  24,298,493     28,158,331         --         --                52,456,824
Annuities............................     877,841             --                                         877,841
Federal funds and commercial paper...   1,230,000      1,286,942                                       2,516,942
Securities sold under agreements to
  repurchase.........................   7,561,220      4,483,584                                      12,044,804
Advances from the FHLB...............   8,643,363      2,558,298                                      11,201,661
Other borrowings.....................     501,846      2,332,335                                       2,834,181
Other liabilities....................     510,390      1,073,343    125,000                1(b)        1,458,733
                                      -----------    -----------   --------   --------               -----------
         Total liabilities...........  43,623,153     39,892,833    125,000         --                83,390,986
Great Western-obligated mandatorily
  redeemable preferred securities of
  Great Western subsidiary trust,
  holding solely $103,092,800 and
  $309,279,000 aggregate principal
  amount of 8.25% and 8.206%
  subordinated deferrable interest
  notes, due 2025 and 2027,
  respectively of Great Western......          --        400,000                                         400,000
STOCKHOLDERS' EQUITY
Preferred stock......................          --        165,000    165,000                1(a)               --
Common stock.........................          --        137,885    137,885                1(a)               --
Capital surplus......................     957,234        677,250               302,885     1(a)        1,937,369
Valuation reserve for
  available-for-sale securities......     (12,935)        41,796                                          28,861
Retained earnings....................   1,483,698      1,563,139    318,000                1(b)        2,728,837
                                      -----------    -----------   --------   --------               -----------
         Total stockholders'
           equity....................   2,427,997      2,585,070    620,885    302,885                 4,695,067
                                      -----------    -----------   --------   --------               -----------
         Total liabilities and
           stockholders' equity...... $46,051,150   $ 42,877,903   $745,885   $302,885               $88,486,053
                                      ===========    ===========   ========   ========               ===========
Book value per common share(2).......      $19.53         $17.55                                          $18.21
Number of common shares
  outstanding(2)..................... 118,247,850    137,885,310                                     242,344,620

                    NOTES TO PRO FORMA COMBINED CONSOLIDATED
                        STATEMENT OF FINANCIAL POSITION

(1) Statement of Financial Position. The pro forma adjustments reflected in the unaudited pro forma combined statement of financial position of Washington Mutual including Great Western as of March 31, 1997 give effect to the following adjustments:

     (a) Stockholders' equity of Great Western has been adjusted to give effect to the exchange of 660,000 shares of Great Western Preferred Stock and 137,885,310 shares of Great Western Common Stock for 660,000 shares of Series F Preferred Stock and 124,096,770 shares of Washington Mutual Common Stock. Pro forma adjusting entries are as follows:

                                                                  DEBIT        CREDIT
                                                                 --------     --------
                                                                      (DOLLARS IN
                                                                      THOUSANDS)
        Preferred stock........................................  $165,000
        Common stock...........................................   137,885
        Capital surplus........................................               $302,885

     (b) Merger-related Expenses. Merger-related expenses and addition to loan loss reserve anticipated to be recorded are included in the Pro Forma Including Great Western statement of financial position as of March
         31, 1997. Merger-related expenses expected to be recorded by Washington Mutual are summarized in the following table (dollars in thousands):

        Additional loan loss reserves....................................  $ 100,000
        Severance and management payments................................    145,000
        Facilities and equipment.........................................    106,000
        Other expenses...................................................     92,000
                                                                           ---------
             Total expenses..............................................    443,000
        Tax benefit......................................................   (125,000)
                                                                           ---------
        Net expenses.....................................................  $ 318,000
                                                                           =========

          Pro forma adjusting entries are as follows:

                                                                  DEBIT        CREDIT
                                                                 --------     --------
                                                                      (DOLLARS IN
                                                                      THOUSANDS)
          Retained earnings -- net charges.....................  $318,000
          Other liabilities -- tax benefit.....................   125,000
          Cash -- Severance and management premiums............               $145,000
          Cash -- Other expenses...............................                 92,000
          Loans -- Additional loan loss reserves...............                100,000
          Facilities and equipment.............................                106,000

(2) Per Share Data. Washington Mutual's book value per common share of $19.53 and pro forma combined book value per common share of $18.21 as of March 31, 1997 were calculated using the following information:

                                                        WASHINGTON      PRO FORMA INCLUDING
                                                          MUTUAL           GREAT WESTERN
                                                       ------------     -------------------
                                                               (DOLLARS IN THOUSANDS)
        Stockholders' equity.........................  $  2,427,997        $   5,013,067
        Noncumulative Perpetual Series C
          Preferred Stock............................       (68,813)             (68,813)
        Noncumulative Perpetual Series E
          Preferred Stock............................       (49,250)             (49,250)
        Great Western Preferred Stock................            --             (165,000)
        Merger-related expenses......................            --             (318,000)
                                                       ------------        -------------
        Total stockholders' equity attributable to
          common shares..............................  $  2,309,934        $   4,412,004
                                                       ============        =============
        Number of common shares outstanding(*).......   118,247,850          242,344,620

         (*) Does not include 8,000,000 shares of common stock issued to an escrow for the benefit of the shareholders of Keystone Holdings and the FRF and their transferees.

                        PRO FORMA COMBINED CONSOLIDATED
                        STATEMENT OF FINANCIAL POSITION

                                                                   DECEMBER 31, 1996
                                      ---------------------------------------------------------------------------
                                                                           PRO FORMA
                                                                         ADJUSTMENTS(1)               PRO FORMA
                                      WASHINGTON       GREAT       --------------------------         INCLUDING
                                        MUTUAL        WESTERN       DEBIT      CREDIT    REF.       GREAT WESTERN
                                      -----------   ------------   --------   --------   ----       -------------
                                                                (DOLLARS IN THOUSANDS)
                                                                      (UNAUDITED)
ASSETS
Cash and cash equivalents............ $   831,063   $    834,292   $          $145,000     1(b)      $ 1,428,355
                                                                                92,000     1(b)
Trading account securities...........       1,647             --                                           1,647
Available-for-sale securities........   9,111,274      7,827,071                                      16,938,345
Held-to-maturity securities..........   2,860,347      1,618,709                                       4,479,056
Loans, net of the allowance for loan
  losses.............................  30,103,386     30,717,320               100,000     1(b)       60,720,706
Loans held for sale..................     227,390        105,872                                         333,262
REO and other real estate............     103,111        159,997                                         263,108
Premises and equipment...............     482,391        552,422               106,000     1(b)          928,813
Goodwill and other intangible
  assets.............................     133,509        285,991                                         419,500
Other assets.........................     697,807        772,898                                       1,470,705
                                      -----------    -----------   --------   --------               -----------
         Total assets................ $44,551,925   $ 42,874,572   $     --   $443,000               $86,983,497
                                      ===========    ===========   ========   ========               ===========
LIABILITIES
Deposits:
  Checking accounts.................. $ 2,979,962   $  4,577,626   $          $                      $ 7,557,588
  Savings and money market
    accounts.........................   6,842,061      6,744,210                                      13,586,271
  Time deposit accounts..............  14,258,118     17,264,937                                      31,523,055
                                      -----------    -----------   --------   --------               -----------
         Total deposits..............  24,080,141     28,586,773         --         --                52,666,914
Annuities............................     878,057             --                                         878,057
Federal funds and commercial paper...   1,052,000      1,101,506                                       2,153,506
Securities sold under agreements to
  repurchase.........................   7,835,453      4,197,666                                      12,033,119
Advances from the FHLB...............   7,241,492      2,769,933                                      10,011,425
Other borrowings.....................     676,986      2,432,708                                       3,109,694
Other liabilities....................     389,908      1,090,786    125,000                1(b)        1,355,694
                                      -----------    -----------   --------   --------               -----------
         Total liabilities...........  42,154,037     40,179,372    125,000         --                82,208,409
Great Western-obligated mandatorily
  redeemable preferred securities of
  Great Western subsidiary trust,
  holding solely $103,092,800
  aggregate principal amount of 8.25%
  subordinated deferrable interest
  notes, due 2025, of Great
  Western............................          --        100,000                                         100,000
STOCKHOLDERS' EQUITY
Preferred stock......................          --        165,000    165,000                1(a)               --
Common stock.........................          --        137,876    137,876                1(a)               --
Capital surplus......................     952,747        680,428               302,876     1(a)        1,936,051
Valuation reserve for
  available-for-sale securities......      41,666         76,959                                         118,625
Retained earnings....................   1,403,475      1,534,937    318,000                1(b)        2,620,412
                                      -----------    -----------   --------   --------               -----------
         Total stockholders'
           equity....................   2,397,888      2,595,200    620,876    302,876                 4,675,088
                                      -----------    -----------   --------   --------               -----------
         Total liabilities and
           stockholders' equity...... $44,551,925   $ 42,874,572   $745,876   $302,876               $86,983,497
                                      ===========    ===========   ========   ========               ===========
Book value per common share(2).......      $19.30         $17.63                                          $18.13
Number of common shares
  outstanding(2)..................... 118,142,285    137,875,955                                     242,230,645

                    NOTES TO PRO FORMA COMBINED CONSOLIDATED
                        STATEMENT OF FINANCIAL POSITION

(1) Statement of Financial Position. The pro forma adjustments reflected in the unaudited pro forma combined statement of financial position of Washington Mutual including Great Western as of December 31, 1996 give effect to the following adjustments:

     (a) Stockholders' equity of Great Western has been adjusted to give effect to the exchange of 660,000 shares of Great Western Preferred Stock and 137,875,955 shares of Great Western Common Stock for 660,000 shares of Series F Preferred Stock and 124,088,360 shares of Washington Mutual Common Stock. Pro forma adjusting entries are as follows:

                                                                  DEBIT        CREDIT
                                                                 --------     --------
                                                                      (DOLLARS IN
                                                                      THOUSANDS)
        Preferred stock........................................  $165,000
        Common stock...........................................   137,876
        Capital surplus........................................               $302,876

     (b) Merger-related Expenses. Merger-related expenses and addition to loan loss reserve anticipated to be recorded are included in the Pro Forma Including Great Western statement of financial position as of December 31, 1996. Merger-related expenses expected to be recorded by Washington Mutual are summarized in the following table (dollars in thousands):

        Additional loan loss reserves....................................  $ 100,000
        Severance and management payments................................    145,000
        Facilities and equipment.........................................    106,000
        Other expenses...................................................     92,000
                                                                           ---------
             Total expenses..............................................    443,000
        Tax benefit......................................................   (125,000)
                                                                           ---------
        Net expenses.....................................................  $ 318,000
                                                                           =========

          Pro forma adjusting entries are as follows:

                                                                  DEBIT        CREDIT
                                                                 --------     --------
                                                                      (DOLLARS IN
                                                                      THOUSANDS)
          Retained earnings -- net charges.....................  $318,000
          Other liabilities -- tax benefit.....................   125,000
          Cash -- Severance and management premiums............               $145,000
          Cash -- Other expenses...............................                 92,000
          Loans -- Additional loan loss reserves...............                100,000
          Facilities and equipment.............................                106,000

(2) Per Share Data. Washington Mutual's book value per common share of $19.30 and pro forma combined book value per common share of $18.13 as of December 31, 1996 were calculated using the following information:

                                                        WASHINGTON      PRO FORMA INCLUDING
                                                          MUTUAL           GREAT WESTERN
                                                       ------------     -------------------
                                                               (DOLLARS IN THOUSANDS)
        Stockholders' equity.........................  $  2,397,888        $   4,993,088
        Noncumulative Perpetual Series C
          Preferred Stock............................       (68,813)             (68,813)
        Noncumulative Perpetual Series E
          Preferred Stock............................       (49,250)             (49,250)
        Great Western Preferred Stock................            --             (165,000)
        Merger-related expenses......................            --             (318,000)
                                                       ------------        -------------
        Total stockholders' equity attributable to
          common shares..............................  $  2,279,825        $   4,392,025
                                                       ============        =============
        Number of common shares outstanding(*).......   118,142,285          242,230,645

         (*) Does not include 8,000,000 shares of common stock issued to an escrow for the benefit of the shareholders of Keystone Holdings and the FRF and their transferees.

                        PRO FORMA COMBINED CONSOLIDATED

                              STATEMENTS OF INCOME

                                                       THREE MONTHS ENDED MARCH 31, 1997
                                               ------------------------------------------------------
                                                                                       PRO FORMA
                                                WASHINGTON          GREAT              INCLUDING
                                                  MUTUAL           WESTERN        GREAT WESTERN(1)(2)
                                               ------------     -------------     -------------------
                                                           (DOLLARS IN THOUSANDS, EXCEPT
                                                               FOR PER SHARE AMOUNTS)
                                                                    (UNAUDITED)
INTEREST INCOME
Loans........................................    $  619,496        $  617,072           $1,236,568
Investment and mortgage-backed securities....       206,843           153,314              360,157
Cash equivalents.............................           394            13,872               14,266
                                                 ----------        ----------           ----------
     Total interest income...................       826,733           784,258            1,610,991
INTEREST EXPENSE
Deposits.....................................       257,712           279,776              537,488
Borrowings...................................       252,068           166,318              418,386
                                                 ----------        ----------           ----------
     Total interest expense..................       509,780           446,094              955,874
                                                 ----------        ----------           ----------
       Net interest income...................       316,953           338,164              655,117
Provision for loan losses....................        15,526            40,390               55,916
                                                 ----------        ----------           ----------
       Net interest income after provision...       301,427           297,774              599,201
OTHER INCOME
Depositor fees...............................        28,640            54,033               82,673
Loan servicing fees..........................        14,280            12,317               26,597
Securities, annuities and other fees.........        12,812            22,603               35,415
Other operating income.......................        13,689             1,128               14,817
Gain on sale of loans........................         5,725             2,411                8,136
Gain (loss) on sale of other assets..........           243             2,832                3,075
                                                 ----------        ----------           ----------
     Total other income......................        75,389            95,324              170,713
OTHER EXPENSE
Salaries and employee benefits...............        86,819           104,060              190,879
Occupancy and equipment......................        32,864            30,383               63,247
Regulatory assessments.......................         4,066             4,577                8,643
Other operating expense......................        64,210           126,401              190,611
Amortization of goodwill and other intangible
  assets.....................................         6,789             8,975               15,764
REO operations...............................        (2,116)            3,999                1,883
                                                 ----------        ----------           ----------
     Total other expense.....................       192,632           278,395              471,027
                                                 ----------        ----------           ----------
       Income before income taxes............       184,184           114,703              298,887
Income taxes.................................        65,803            49,000              114,803
Provision for payments in lieu of taxes......         4,309                --                4,309
                                                 ----------        ----------           ----------
Net Income(3)................................    $  114,072        $   65,703           $  179,775
                                                 ==========        ==========           ==========
Net Income Attributable to Common Stock......    $  111,567        $   62,279           $  173,846
                                                 ==========        ==========           ==========
Net income per common share(3)(4):
  Primary....................................         $0.93             $0.44                $0.70
  Fully diluted..............................          0.93              0.44                 0.70
Average number of common shares used to
  calculate net income per common share(4):
  Primary....................................    120,277,744       141,305,122          247,452,354
  Fully diluted..............................    120,292,563       141,595,846          247,728,824

                        PRO FORMA COMBINED CONSOLIDATED

                              STATEMENTS OF INCOME

                                                        THREE MONTHS ENDED MARCH 31, 1996
                                               ------------------------------------------------------
                                                                                       PRO FORMA
                                                WASHINGTON          GREAT              INCLUDING
                                                  MUTUAL           WESTERN        GREAT WESTERN(1)(2)
                                               ------------     -------------     -------------------
                                                           (DOLLARS IN THOUSANDS, EXCEPT
                                                               FOR PER SHARE AMOUNTS)
                                                                    (UNAUDITED)
INTEREST INCOME
Loans........................................  $    496,729     $     625,850        $   1,122,579
Investment and mortgage-backed securities....       267,052           188,657              455,709
Cash equivalents.............................           841            10,421               11,262
                                               ------------     -------------        -------------
     Total interest income...................       764,622           824,928            1,589,550
INTEREST EXPENSE
Deposits.....................................       274,050           303,004              577,054
Borrowings...................................       203,570           169,638              373,208
                                               ------------     -------------        -------------
     Total interest expense..................       477,620           472,642              950,262
                                               ------------     -------------        -------------
       Net interest income...................       287,002           352,286              639,288
Provision for loan losses....................        20,889            36,021               56,910
                                               ------------     -------------        -------------
       Net interest income after provision...       266,113           316,265              582,378
OTHER INCOME
Depositor fees...............................        22,498            41,664               62,162
Loan servicing fees..........................         8,477            11,453               19,930
Securities, annuities and other fees.........        13,083            20,035               33,118
Other operating income.......................         7,766               746                8,512
Gain on sale of loans........................         4,380             3,007                7,387
Gain (loss) on sale of other assets..........           806            (7,276)              (6,470)
                                               ------------     -------------        -------------
     Total other income......................        57,010            69,629              126,639
OTHER EXPENSE
Salaries and employee benefits...............        81,835           115,123              196,958
Occupancy and equipment......................        27,675            31,843               59,518
Regulatory assessments.......................        11,572            16,146               27,718
Other operating expense......................        49,810            88,858              138,668
Amortization of goodwill and other
  intangibles................................         6,968             9,429               16,397
REO operations...............................         3,234             5,701                8,935
                                               ------------     -------------        -------------
     Total other expense.....................       181,094           267,100              448,194
                                               ------------     -------------        -------------
       Income before income taxes and
          minority interest..................       142,029           118,794              260,823
Income taxes.................................        31,155            47,500               78,655
Provision for payments in lieu of taxes......        18,540                --               18,540
                                               ------------        ----------        -------------
       Income before minority interest.......        92,334            71,294              163,628
Minority interest in income of consolidated
  subsidiaries...............................         3,527                --                3,527
                                               ------------     -------------        -------------
Net Income(3)................................  $     88,807     $      71,294        $     160,101
                                               ============     =============        =============
Net Income Attributable to Common Stock......  $     84,202     $      65,040        $     149,242
                                               ============     =============        =============
Net income per common share(3)(4):
  Primary....................................         $0.75             $0.47                $0.63
  Fully diluted..............................          0.74              0.47                 0.62
Average number of common shares used to
  calculate net income per common share(4):
  Primary....................................   111,797,730       139,142,551          237,026,026
  Fully diluted..............................   117,216,977       145,531,904          248,195,691

         NOTES TO PRO FORMA COMBINED CONSOLIDATED STATEMENTS OF INCOME

     (1) No pro forma adjustments are necessary.

     (2) Merger-related Expenses. Merger-related expenses anticipated to be recorded are not included in the Pro Forma Including Great Western statements of income for the three months ended March 31, 1997 and 1996. Merger-related expenses expected to be recorded by Washington Mutual are summarized in the following table (dollars in thousands):

    Additional loan loss reserves............................................  $ 100,000
    Severance and management payments........................................    145,000
    Facilities and equipment.................................................    106,000
    Other expenses...........................................................     92,000
                                                                               ---------
      Total expenses.........................................................    443,000
    Tax benefit..............................................................   (125,000)
                                                                               ---------
      Net expenses...........................................................  $ 318,000
                                                                               =========

     (3) "Net income from continuing operations" and "net income" are equal for the three months ended March 31, 1997 and 1996.

     (4) Per Share Data. Fully diluted net income per common share for the three months ended March 31, 1997 and 1996 were calculated using the following information:

                                                   THREE MONTHS ENDED MARCH 31,
                                                   ----------------------------
                                                       1997             1996
                                                   ------------     -----------
                                                       (DOLLARS IN THOUSANDS)
WASHINGTON MUTUAL
Net income.......................................  $    114,072     $     88,807
Preferred stock dividends:
  Noncumulative Perpetual, Series C..............        (1,569)          (1,569)
  Noncumulative Perpetual, Series E..............          (936)            (936)
                                                   ------------     ------------
Net income available to fully diluted common
  stock..........................................  $    111,567     $     86,302
                                                   ============     ============
Average common shares used to calculate net
  income per common share:
  Primary........................................   120,277,744      111,797,730
  Dilutive effect of stock options and litigation
     shares(*)...................................        14,819               --
  Noncumulative Nonconvertible Perpetual Preferred
     Stock, Series D.............................            --        5,419,247
                                                   ------------     ------------
  Fully diluted..................................   120,292,563      117,216,977
                                                   ============     ============
PRO FORMA INCLUDING GREAT WESTERN
Net income.......................................  $    179,775     $    160,101
Preferred stock dividends:
  Noncumulative Perpetual, Series C..............        (1,569)          (1,569)
  Noncumulative Perpetual, Series E..............          (936)            (936)
  Great Western Nonconvertible Preferred Stock...        (3,424)          (3,424)
                                                   ------------     ------------
Net income available to fully diluted common
  stock..........................................  $    173,846     $    154,172
                                                   ============     ============
Average common shares used to calculate net
  income per common share:
  Primary........................................   247,452,354      237,026,026
  Dilutive effect of stock options and litigation
     shares(*)...................................       276,470           42,697
  Noncumulative Convertible Perpetual Preferred
     Stock, Series D.............................            --        5,419,247
  Great Western Convertible Preferred Stock......            --        5,707,721
                                                   ------------     ------------
  Fully diluted..................................   247,728,824      248,195,691
                                                   ============     ============

(*) As part of the business combination with Keystone Holdings, 8,000,000 shares of Washington Mutual Common Stock, with an assigned value of $41.6125 per share, were issued to an escrow for the benefit of the shareholders of Keystone Holdings and the FRF and their transferees. Washington Mutual used the treasury stock method to determine the effect of the shares upon its financial statements. For both periods presented, the dilutive effect of the 8,000,000 shares of Washington Mutual Common Stock on primary and fully diluted earnings per share was minimal.

                        PRO FORMA COMBINED CONSOLIDATED

                              STATEMENTS OF INCOME

                                                            YEAR ENDED DECEMBER 31, 1996
                                               ------------------------------------------------------
                                                                                       PRO FORMA
                                                WASHINGTON          GREAT              INCLUDING
                                                  MUTUAL           WESTERN        GREAT WESTERN(1)(2)
                                               ------------     -------------     -------------------
                                                           (DOLLARS IN THOUSANDS, EXCEPT
                                                               FOR PER SHARE AMOUNTS)
                                                                    (UNAUDITED)
INTEREST INCOME
Loans........................................  $  2,139,513     $   2,481,640        $   4,621,153
Investment and mortgage-backed securities....     1,003,410           704,784            1,708,194
Cash equivalents.............................         6,313            47,507               53,820
                                               ------------     -------------        -------------
     Total interest income...................     3,149,236         3,233,931            6,383,167
INTEREST EXPENSE
Deposits.....................................     1,060,823         1,179,479            2,240,302
Borrowings...................................       897,406           676,435            1,573,841
                                               ------------     -------------        -------------
     Total interest expense..................     1,958,229         1,855,914            3,814,143
                                               ------------     -------------        -------------
       Net interest income...................     1,191,007         1,378,017            2,569,024
Provision for loan losses....................       201,512           196,158              397,670
                                               ------------     -------------        -------------
       Net interest income after provision...       989,495         1,181,859            2,171,354
OTHER INCOME
Depositor fees...............................       102,597           179,871              282,468
Loan servicing fees..........................        41,303            45,684               86,987
Securities, annuities and other fees.........        53,350            88,850              142,200
Other operating income.......................        36,419             5,127               41,546
Gain on sale of loans........................        19,729            31,950               51,679
Gain (loss) on sale of other assets..........         5,866           (32,470)             (26,604)
                                               ------------     -------------        -------------
     Total other income......................       259,264           319,012              578,276
OTHER EXPENSE
Salaries and employee benefits...............       336,065           438,604              774,669
Occupancy and equipment......................       124,278           179,617              303,895
Regulatory assessments.......................        43,171            65,100              108,271
SAIF special assessment......................       124,193           188,359              312,552
Data processing fees.........................        40,733            57,292               98,025
Other operating expense......................       159,541           278,536              438,077
Restructure expense..........................            --            68,293               68,293
Transaction-related expense..................       158,121                --              158,121
Amortization of goodwill and other intangible
  assets.....................................        27,672            37,722               65,394
REO operations...............................        11,530               726               12,256
                                               ------------     -------------        -------------
     Total other expense.....................     1,025,304         1,314,249            2,339,553
                                               ------------     -------------        -------------
       Income before income taxes and
          minority interest..................       223,455           186,622              410,077
Income taxes.................................        70,420            70,800              141,220
Provision (benefit) for payments in lieu of
  taxes......................................        25,187                --               25,187
                                               ------------     -------------        -------------
       Income before minority interest.......       127,848           115,822              243,670
Minority interest in income of consolidated
  subsidiaries...............................        13,570                --               13,570
                                               ------------     -------------        -------------
Net Income(3)................................  $    114,278     $     115,822        $     230,100
                                               ============     =============        =============
Net Income Attributable to Common Stock......  $     95,859     $      95,527        $     191,386
                                               ============     =============        =============
Net income per common share(3)(4):
  Primary....................................         $0.85             $0.69                $0.81
  Fully diluted..............................          0.85              0.69                 0.80
Average number of common shares used to
  calculate net income per common share(4):
  Primary....................................   112,858,781       138,505,046          237,513,322
  Fully diluted..............................   113,138,724       139,250,206          238,463,909

                        PRO FORMA COMBINED CONSOLIDATED

                              STATEMENTS OF INCOME

                                                            YEAR ENDED DECEMBER 31, 1995
                                               ------------------------------------------------------
                                                                                       PRO FORMA
                                                WASHINGTON          GREAT              INCLUDING
                                                  MUTUAL           WESTERN        GREAT WESTERN(1)(2)
                                               ------------     -------------     -------------------
                                                           (DOLLARS IN THOUSANDS, EXCEPT
                                                               FOR PER SHARE AMOUNTS)
                                                                    (UNAUDITED)
INTEREST INCOME
Loans........................................  $  2,061,801     $   2,387,937        $   4,449,738
New West note receivable.....................        58,841                --               58,841
Investment and mortgage-backed securities....       790,696           806,496            1,597,192
Cash equivalents.............................         4,748            44,278               49,026
                                               ------------     -------------        -------------
     Total interest income...................     2,916,086         3,238,711            6,154,797
INTEREST EXPENSE
Deposits.....................................     1,134,818         1,217,085            2,351,903
Borrowings...................................       788,618           719,497            1,508,115
                                               ------------     -------------        -------------
     Total interest expense..................     1,923,436         1,936,582            3,860,018
                                               ------------     -------------        -------------
       Net interest income...................       992,650         1,302,129            2,294,779
Provision for loan losses....................        74,987           177,050              252,037
                                               ------------     -------------        -------------
       Net interest income after provision...       917,663         1,125,079            2,042,742
OTHER INCOME
Depositor fees...............................        79,017           154,862              233,879
Loan servicing fees..........................        29,315            55,159               84,474
Securities, annuities and other fees.........        49,679            74,161              123,840
Other operating income.......................        31,035            13,284               44,319
Gain on sale of loans........................         1,717             9,319               11,036
Gain (loss) on sale of other assets..........          (655)           10,233                9,578
Loss on sale of covered assets...............       (37,399)               --              (37,399)
FDIC assistance on covered assets............        55,630                --               55,630
                                               ------------     -------------        -------------
     Total other income......................       208,339           317,018              525,357
OTHER EXPENSE
Salaries and employee benefits...............       313,304           441,366              754,670
Occupancy and equipment......................       110,981           179,654              290,635
Regulatory assessments.......................        54,909            66,365              121,274
Data processing fees.........................        36,538            60,847               97,385
Other operating expense......................       143,794           225,852              369,646
Transaction-related expense..................         2,000                --                2,000
Amortization of goodwill and other
  intangibles................................        28,306            40,286               68,592
REO operations...............................        10,682             5,605               16,287
                                               ------------     -------------        -------------
     Total other expense.....................       700,514         1,019,975            1,720,489
                                               ------------     -------------        -------------
       Income before income taxes and
          minority interest..................       425,488           422,122              847,610
Income taxes.................................       111,906           161,100              273,006
Provision (benefit) for payments in lieu of
  taxes......................................         7,887                --                7,887
                                               ------------     -------------        -------------
       Income before minority interest.......       305,695           261,022              566,717
Minority interest in income of consolidated
  subsidiaries...............................        15,793                --               15,793
                                               ------------     -------------        -------------
Net Income(3)................................  $    289,902     $     261,022        $     550,924
                                               ============     =============        =============
Net Income Attributable to Common Stock......  $    271,318     $     236,007        $     507,325
                                               ============     =============        =============
Net income per common share(3)(4):
  Primary....................................         $2.47             $1.72                $2.17
  Fully diluted..............................          2.42              1.71                 2.15
Average number of common shares used to
  calculate net income per common share(4):
  Primary....................................   109,944,477       137,111,074          233,344,444
  Fully diluted..............................   115,363,724       137,951,442          239,520,022

                        PRO FORMA COMBINED CONSOLIDATED

                              STATEMENTS OF INCOME

                                                             YEAR ENDED DECEMBER 31, 1994
                                                -------------------------------------------------------
                                                                                           PRO FORMA
                                                   WASHINGTON             GREAT         INCLUDING GREAT
                                                     MUTUAL              WESTERN         WESTERN(1)(2)
                                                -----------------     -------------     ---------------
                                                             (DOLLARS IN THOUSANDS, EXCEPT
                                                                FOR PER SHARE AMOUNTS)
                                                                      (UNAUDITED)
INTEREST INCOME
Loans.........................................    $   1,658,818       $   2,291,884       $ 3,950,702
New West note receivable......................          141,039                  --           141,039
Investment and mortgage-backed securities.....          494,387             304,886           799,273
Cash equivalents..............................            1,169              32,948            34,117
                                                  -------------       -------------       -----------
     Total interest income....................        2,295,413           2,629,718         4,925,131
INTEREST EXPENSE
Deposits......................................          852,666             950,299         1,802,965
Borrowings....................................          482,692             357,149           839,841
                                                  -------------       -------------       -----------
     Total interest expense...................        1,335,358           1,307,448         2,642,806
                                                  -------------       -------------       -----------
       Net interest income....................          960,055           1,322,270         2,282,325
Provision for loan losses.....................          122,009             206,379           328,388
                                                  -------------       -------------       -----------
       Net interest income after provision....          838,046           1,115,891         1,953,937
OTHER INCOME
Depositor fees................................           45,255             140,703           185,958
Loan servicing fees...........................           23,247              50,853            74,100
Securities, annuities and other fees..........           65,248              96,923           162,171
Other operating income........................           39,630               8,164            47,794
Gain on sale of loans.........................           23,488               7,012            30,500
Gain (loss) on sale of other assets...........           23,926              63,421            87,347
                                                  -------------       -------------       -----------
     Total other income.......................          220,794             367,076           587,870
OTHER EXPENSE
Salaries and employee benefits................          315,424             469,115           784,539
Occupancy and equipment.......................          102,403             199,048           301,451
Regulatory assessments........................           54,887              77,451           132,338
Data processing fees..........................           33,862              32,512            66,374
Other operating expense.......................          146,463             207,764           354,227
Amortization of goodwill and other intangible
  assets......................................           29,076              58,689            87,765
REO operations................................           13,402              31,854            45,256
                                                  -------------       -------------       -----------
     Total other expense......................          695,517           1,076,433         1,771,950
                                                  -------------       -------------       -----------
       Income before income taxes and minority
          interest............................          363,323             406,534           769,857
Income taxes..................................          109,880             155,300           265,180
Provision (benefit) for payments in lieu of
  taxes.......................................             (824)                 --              (824)
                                                  -------------       -------------       -----------
       Income before minority interest........          254,267             251,234           505,501
Minority interest in income of consolidated
  subsidiaries................................           13,992                  --            13,992
                                                  -------------       -------------       -----------
Net Income(3).................................    $     240,275       $     251,234       $   491,509
                                                  =============       =============       ===========
Net Income Attributable to Common Stock.......    $     221,691       $     226,219       $   447,910
                                                  =============       =============       ===========
Net income per common share(3)(4):
  Primary.....................................            $2.09               $1.69             $1.98
  Fully diluted...............................             2.06                1.69              1.97
Average number of common shares used to
  calculate net income per common share(4):
  Primary.....................................      106,245,127         133,769,724       226,637,879
  Fully diluted...............................      111,664,374         133,769,724       232,057,126

         NOTES TO PRO FORMA COMBINED CONSOLIDATED STATEMENTS OF INCOME

     (1) No pro forma adjustments are necessary.

     (2) Merger-related Expenses. Merger-related expenses anticipated to be recorded are not included in the Pro Forma Including Great Western statements of income for the three years ended December 31, 1996. Merger-related expenses expected to be recorded by Washington Mutual are summarized in the following table (dollars in thousands):

    Additional loan loss reserves............................................  $ 100,000
    Severance and management payments........................................    145,000
    Facilities and equipment.................................................    106,000
    Other expenses...........................................................     92,000
                                                                               ---------
      Total expenses.........................................................    443,000
    Tax benefit..............................................................   (125,000)
                                                                               ---------
      Net expenses...........................................................  $ 318,000
                                                                               =========

     (3) "Net income from continuing operations" and "net income" are equal for the three years ended December 31, 1996.

     (4) Per Share Data. Fully diluted net income per common share for the three years ended December 31, 1996 were calculated using the following information:

                                                              YEAR ENDED DECEMBER 31,
                                                   ----------------------------------------------
                                                       1996             1995             1994
                                                   ------------     ------------     ------------
                                                               (DOLLARS IN THOUSANDS)
WASHINGTON MUTUAL
Net income.......................................  $    114,278     $    289,902     $    240,275
Preferred stock dividends:
  Noncumulative Perpetual, Series C..............        (6,276)          (6,384)          (6,384)
  Noncumulative Perpetual, Series E..............        (3,743)          (3,800)          (3,800)
  Noncumulative Convertible Perpetual Preferred
     Stock, Series D(*)..........................        (8,400)              --               --
                                                   ------------     ------------     ------------
Net income available to fully diluted common
  stock..........................................  $     95,859     $    279,718     $    230,091
                                                   ============     ============     ============
Average common shares used to calculate net
  income per common share:
  Primary........................................   112,858,781      109,944,477      106,245,127
  Dilutive effect of stock options and litigation
     shares(**)..................................       279,943               --               --
  Noncumulative Convertible Perpetual Preferred
     Stock, Series D.............................            --        5,419,247        5,419,247
                                                   ------------     ------------     ------------
  Fully diluted..................................   113,138,724      115,363,724      111,664,374
                                                   ============     ============     ============
PRO FORMA INCLUDING GREAT WESTERN
Net income.......................................  $    230,100     $    550,924     $    491,509
Preferred stock dividends:
  Noncumulative Perpetual, Series C..............        (6,276)          (6,384)          (6,384)
  Noncumulative Perpetual, Series E..............        (3,743)          (3,800)          (3,800)
  Noncumulative Convertible Perpetual Preferred
     Stock, Series D(*)..........................        (8,400)              --               --
  Great Western Preferred Stock..................       (20,295)         (25,015)         (25,015)
                                                   ------------     ------------     ------------
Net income available to fully diluted common
  stock..........................................  $    191,386     $    515,725     $    456,310
                                                   ============     ============     ============
Average common shares used to calculate net
  income per common share:
  Primary........................................   237,513,322      233,344,444      226,637,879
  Dilutive effect of stock options and litigation
     shares(**)..................................       950,587          756,331               --
  Noncumulative Convertible Perpetual Preferred
     Stock, Series D.............................            --        5,419,247        5,419,247
                                                   ------------     ------------     ------------
  Fully diluted..................................   238,463,909      239,520,022      232,057,126
                                                   ============     ============     ============

 (*) In 1996, for purposes of calculating fully diluted earnings per share, the assumed conversion of the Series D Preferred Stock was anti-dilutive.

(**) As part of the business combination with Keystone Holdings, 8,000,000 shares of Washington Mutual Common Stock, with an assigned value of $41.6125 per share, were issued to an escrow for the benefit of the shareholders of Keystone Holdings and the FRF and their transferees. Washington Mutual used the treasury stock method to determine the effect of the shares upon its financial statements. For all periods presented, the dilutive effect of the 8,000,000 shares of Washington Mutual Common Stock on primary and fully diluted earnings per share was minimal.

                                SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            WASHINGTON MUTUAL, INC.

Date: May 20, 1997                      By:    /s/ Marc R. Kittner
                                               --------------------------
                                               Senior Vice President and
                                               Corporate Counsel